Exhibit 4.1

NUMBER

LU

LUNA INNOVATIONS™

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 550351 10 0

This Certifies that

is the owner of

SHARES OF THE COMMON STOCK OF

LUNA INNOVATIONS INCORPORATED

hereinafter called the "Corporation", transferable only on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon the surrender of this Certificate properly endorsed.

The amount of Common Stock is set forth on the books of the Corporation. The par value of the shares of said Stock is set forth in the Certificate of Incorporation and the amendments thereto, which are hereby expressly incorporated by reference.

This Certificate is not valid until countersigned and registered by the Corporation's Transfer Agent and Registrar.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officers, and its seal to be hereunto affixed.

Dated:

CORPORATE SECRETARY

LUNA INNOVATIONS INCORPORATED
CORPORATE SEAL
2003
STATE OF DELAWARE

PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(New York, NY)
TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFTMIN ACT–	________	Custodian	________
				(Cust)		(Minor)

TEN ENT	–	as tenants by the entireties		under Uniform Gifts to Minors

JT TEN	–	as joint tenants with right of survivorship and not as tenants in common		Act _________________________ (State)

			UNIF TRANS MIN ACT–	_________	Custodian	________
				(Cust)		(Minor)

under Uniform Transfers to Minors

Act ___________________________
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE.

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

____________________________________________________________________________________________________Shares

of the common stock represented by this Certificate, and do hereby irrevocably constitute and appoint ________________________

_________________________________________________________________________________________________________

as Attorney, to transfer the said shares on the books of the within named Corporation, with full power of substitution.

Dated_____________
	X	_______________________________________________

	X	_______________________________________________
	NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed

By_________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.